UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of earliest event reported: November 19, 1998
Date of  report:                 December 7, 1998

Commission         Registrant, State of Incorporation,         I.R.S. Employer
File Number        Address and Telephone Number               Identification No.

1-1443             Central and South West Corporation             51-0007707
                   (A Delaware Corporation)
                   1616 Woodall Rodgers Freeway
                   Dallas, Texas 75202-1234
                   (214) 777-1000

0-346              Central Power and Light Company                74-0550600
                   (A Texas Corporation)
                   539 North Carancahua Street
                   Corpus Christi, Texas 78401-2802
                   (512) 881-5300

0-343              Public Service Company of Oklahoma             73-0410895
                   (An Oklahoma Corporation)
                   212 East 6th Street
                   Tulsa, Oklahoma 74119-1212
                   (918) 599-2000

1-3146             Southwestern Electric Power Company            72-0323455
                   (A Delaware Corporation)
                   428 Travis Street
                   Shreveport, Louisiana 71156-0001
                   (318) 222-2141

0-340              West Texas Utilities Company                   75-0646790
                   (A Texas Corporation)
                   301 Cypress Street
                   Abilene, Texas 79601-5820
                   (915) 674-7000


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GLOSSARY OF TERMS
The following abbreviations or acronyms used in this text are defined below:

Abbreviation or Acronym                 Definition
AEP.....................................American Electric Power Company, Inc.
ALJ.....................................Administrative Law Judge
Arkansas Commission.....................Arkansas Public Service Commission
CPL.....................................Central Power and Light Company, Corpus
                                        Christi, Texas
CSW.....................................Central and South West Corporation,
                                        Dallas, Texas
CSW System..............................CSW and its subsidiaries
FERC....................................Federal Energy Regulatory Commission
Louisiana Commission....................Louisiana Public Service Commission
Oklahoma Commission.....................Oklahoma Corporation Commission
STP.....................................South Texas Project nuclear electric generating station, jointly owned by
                                        CPL, Houston Lighting and Power Company,
                                        City of Austin, and City of San Antonio
SWEPCO..................................Southwestern Electric Power Company,
                                        Shreveport, Louisiana
Texas Commission........................Public Utility Commission of Texas














FORWARD-LOOKING INFORMATION
This report made by CSW and certain of its subsidiaries contains forward-looking statements within the meaning of Section 21E of the Exchange Act. Although CSW and each of its subsidiaries believe that, in making any such statements, their expectations are based on reasonable assumptions, any such statements may be influenced by factors that could cause actual outcomes and results to be materially different from those projected. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to: the impact of general economic changes in the U.S. and in countries in which CSW either currently has made or in the future may make investments; the impact of deregulation on the U.S. electric utility business; increased competition and electric utility industry restructuring in the U.S.; the impact of the proposed AEP Merger including any regulatory conditions imposed on the merger, the inability to consummate the AEP Merger, or other merger and acquisition activity including the SWEPCO Plan; federal and state regulatory developments and changes in law which may have a substantial adverse impact on the value of CSW System assets; timing and adequacy of rate relief; adverse changes in electric load and customer growth; climatic changes or unexpected changes in weather patterns; changing fuel prices, generating plant and distribution facility performance; decommissioning costs associated with nuclear generating facilities; costs associated with any year 2000 failure either within the CSW System or supplier failures that adversely affect the CSW System; uncertainties in foreign operations and foreign laws affecting CSW's investments in those countries; the effects of retail competition in the natural gas and electricity distribution and supply businesses in the United Kingdom; and the timing and success of efforts to develop domestic and international power projects. In the non-utility area, the previously mentioned factors would apply and also include, but are not limited to: the ability to compete effectively in new areas, including telecommunications, power marketing and brokering, and other energy related services, as well as evolving federal and state regulatory legislation and policies that may adversely affect those industries generally or the CSW System's business in areas in which it operates.



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ITEM 5.  OTHER EVENTS
         On November 19 and 24, 1998, CSW and AEP issued news releases related to their proposed merger, which are summarized below.

         AEP and CSW stated that they had agreed to a procedural schedule relating to FERC's hearing on the merger. The scheduling conference was held as the result of a FERC order issued November 10, instructing AEP and CSW to address several competitive issues related to the merger. AEP and CSW plan to refile their case with the FERC by January 13, 1999.

         The procedural schedule calls for hearings before an ALJ to begin on June 1, 1999. The companies expect to seek a final FERC order before the end of the fourth quarter of 1999. The new FERC procedural schedule therefore is expected to extend by several months the companies' previously targeted merger completion date.

         The companies are continuing settlement discussions with FERC, other regulatory bodies and intervenors in the proceedings. AEP and CSW have reached settlements with several intervenor groups in Texas and Arkansas, and, on November 5, 1998, the Nuclear Regulatory Commission approved the license transfer application filed by CSW's CPL regarding its 25.2% interest in STP.

         In Arkansas, AEP, CSW and SWEPCO have reached a settlement with the general staff of the Arkansas Commission on the regulatory plan phase related to the proposed merger. A hearing to consider approval of the settlement is scheduled in early December 1998.

         In Texas, the companies have reached a settlement-in-principle with the Office of Public Utility Counsel and the Steering Committee of the cities of McAllen, Corpus Christi, Victoria, Abilene, Big Lake, Vernon and Paducah subject to approval of their respective city councils. The proposed settlement would resolve all issues of the signing parties if it is approved by the Texas Commission and the merger is completed as currently planned.

         AEP and CSW jointly filed with the FERC on April 30, 1998 for approval of their proposed merger. The companies also have filed applications seeking approval of the merger with the Arkansas Commission, Louisiana Commission, Oklahoma Commission and Texas Commission as well as the Securities and Exchange Commission. The companies also plan to file merger applications soon with the Federal Communications Commission and the Department of Justice.

         Copies of the news releases are incorporated by reference and attached as exhibits.

         Since the issuance of these press releases, new information is available regarding state merger proceedings. In Texas, an ALJ scheduled a hearing to consider the merger on April 27, 1999, which is anticipated to continue for approximately three weeks. A final decision is expected from the Texas Commission in September 1999. In Arkansas, the hearing regarding the proposed settlement between the general staff of the Arkansas Commission and AEP, CSW and SWEPCO was held by the Arkansas Commission on on December 1, 1998. The Arkansas Commission has not issued a decision on the proposed settlement, but may do so as early as the end of this year. Merger hearings are scheduled to begin at the Louisiana Commission on January 18, 1999. In Oklahoma, hearings to consider the regulatory proposals related to the merger are sheduled to begin on January 20, 1999.

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
(c)  Exhibits.

         Exhibit 99.1 CSW News Release dated November 19, 1998 relating to CSW and AEP merger proceedings with Texas and other regulatory agencies.

         Exhibit 99.2 CSW News Release  dated  November 24, 1998 relating to CSW
         and  AEP  merger   proceedings  with  the  Federal  Energy   Regulatory
         Commission.


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SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    CENTRAL AND SOUTH WEST CORPORATION


Date:  December 7, 1998

                                    By:  /s/ Lawrence B. Connors
                                             Lawrence B. Connors
                                                 Controller


                                    CENTRAL POWER AND LIGHT COMPANY
                                    PUBLIC SERVICE COMPANY OF OKLAHOMA
                                    SOUTHWESTERN ELECTRIC POWER COMPANY
                                    WEST TEXAS UTILITIES COMPANY


Date:  December 7, 1998

                                    By:  /s/ R. Russell Davis
              .                              R. Russell Davis
                                                Controller